UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Form 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2020

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EURONET WORLDWIDE INC

(Exact name of registrant as specified in its charter)

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Delaware	001-31648	74-2806888
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

3500 College Boulevard
Leawood, Kansas		66211
(Address of principal executive offices)		(Zip Code)

(913) 327-4200

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EEFT	NASDAQ
1.375% Senior Notes due 2026	EEFT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On June 9, 2020, the Board of Directors of Euronet Worldwide Inc. (the “Company”) appointed Michael K. Frumkin to the Board of Directors, effective June 9, 2020, to fill a vacancy on the Board of Directors. This appointment increases the Board’s membership to a total of nine directors. Mr. Frumkin will serve as a Class III director with a term expiring at the Company's Annual Meeting of Stockholders in 2021. Mr. Frumkin was nominated by the Company's Nominating and Corporate Governance Committee (the “Committee”) after a thorough review of the candidate’s background, relevant experience and professional and personal reputation.

Mr. Frumkin founded and leads Google’s Accelerated Science Team; whose primary aim is to bring Google’s expertise in machine intelligence and machine perception to bear on fundamental scientific research. Mr. Frumkin graduated with Bachelor of Science and Master of Science degrees in Computer Science and Engineering from MIT.

The Board has determined that Mr. Frumkin is an independent director under the Nasdaq Global Select Market listing standards and the Company’s independence guidelines, as set forth in its Corporate Governance Guidelines.

For his service, Mr. Frumkin will receive compensation that is commensurate with that received by the Company’s other non-management directors. Non-management director annual compensation is comprised of an annual grant of immediately vested restricted shares of the Corporation with a value of $125,000 and annual cash compensation of $100,000, but for fiscal year 2020, the board has elected that the cash portion of the annual compensation should be settled in immediately vested restricted shares.

A copy of the Company’s press release announcing the appointment of Mr. Frumkin is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.
(d)  Exhibits.  The following exhibit is furnished as part of this Report:
Exhibit Number	Description
99.1	Exhibit 99.1 - Press Release dated June 10, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Euronet Worldwide, Inc.

By:	/s/ Scott Claassen
Scott Claassen
General Counsel and Secretary
Date: June 10, 2020